UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2020
Keurig Dr Pepper Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 South Avenue, Burlington, Massachusetts 01803
(Address of principal executive offices, including zip code)
781-418-7000
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	KDP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders

On June 24, 2020, Keurig Dr Pepper Inc. (the "Company") held its Annual Meeting via the internet at www.virtualshareholdermeeting.com/KDP2020. The matters voted upon at the Annual Meeting and the results are set forth below:

Proposal 1: Election of Directors

The Company's stockholders approved the election of the following directors to hold office for a one-year term and until their respective successors shall have been duly elected and qualified.

	For	Against	Abstentions	Broker Non-Votes
Robert Gamgort	1,352,448,622	26,054,787	453,944	16,952,177
Olivier Goudet	1,345,328,122	33,590,407	38,824	16,952,177
Peter Harf	1,240,353,549	138,562,137	41,667	16,952,177
Genevieve Hovde	1,356,456,169	22,429,564	71,620	16,952,177
Anna-Lena Kamenetzky	1,345,262,825	33,622,483	72,045	16,952,177
Paul S. Michaels	1,356,949,093	21,936,565	71,695	16,952,177
Pamela Patsley	1,370,461,636	8,432,892	62,825	16,952,177
Gerhard Pleuhs	1,346,895,778	31,988,622	72,953	16,952,177
Fabien Simon	1,345,260,200	33,623,198	73,955	16,952,177
Robert Singer	1,373,692,795	5,190,361	74,197	16,952,177
Dirk Van de Put	1,276,417,291	102,459,780	80,282	16,952,177
Larry D. Young	1,346,907,337	31,978,154	71,862	16,952,177

Proposal 2: Approval of the Ratification Proposal

The Company's stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstentions	Broker Non-Votes
1,395,695,272	116,145	98,113	—

Proposal 3: Approval of the Advisory Resolution on Executive Compensation

The Company's stockholders approved the advisory resolution regarding the Company's executive compensation.

For	Against	Abstentions	Broker Non-Votes
1,376,369,879	2,459,544	127,930	16,952,177

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KEURIG DR PEPPER INC.
Dated: June 25, 2020
	By:	/s/ James L. Baldwin
		Name:	James L. Baldwin
		Title:	Chief Legal Officer, General Counsel and Secretary